Prospectus Supplement	October 2, 2006

PUTNAM VARIABLE TRUST Prospectuses dated April 30, 2006

(all funds except Putnam VT American Government Income Fund, Putnam VT Income Fund and Putnam VT Money Market Fund)

Change to currency valuation time

Effective October 2, 2006, the Putnam funds will translate prices for their investments quoted in foreign currencies into U.S. dollars at exchange rates that are generally determined as of 3:00 p.m. Eastern time each day the New York Stock Exchange is open, rather than 11:00 a.m. Eastern time.

HV-5848

238004 10/06